Quarterly Holdings Report
for

Fidelity® Industrials Central Fund

December 31, 2019

INCIP-QTLY-0220
1.842157.113

Schedule of Investments December 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Aerospace & Defense - 19.0%
Aerospace & Defense - 19.0%
Harris Corp.	309,810	$61,302,105
HEICO Corp. Class A	124,161	11,116,134
Huntington Ingalls Industries, Inc.	40,600	10,185,728
Lockheed Martin Corp.	313,674	122,138,382
Teledyne Technologies, Inc. (a)	26,700	9,252,618
The Boeing Co.	312,481	101,793,811
United Technologies Corp.	258,798	38,757,588
		354,546,366
Air Freight & Logistics - 1.2%
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	287,302	22,467,016
Airlines - 3.7%
Airlines - 3.7%
Alaska Air Group, Inc.	356,505	24,153,214
Delta Air Lines, Inc.	650,458	38,038,784
Spirit Airlines, Inc. (a)	184,123	7,421,998
		69,613,996
Building Products - 3.8%
Building Products - 3.8%
Fortune Brands Home & Security, Inc.	1,098,276	71,761,354
Commercial Services & Supplies - 4.3%
Diversified Support Services - 2.1%
Cintas Corp.	145,928	39,266,306
Environmental & Facility Services - 2.2%
Waste Connection, Inc. (United States)	448,572	40,725,852

TOTAL COMMERCIAL SERVICES & SUPPLIES		79,992,158

Electrical Equipment - 10.9%
Electrical Components & Equipment - 10.9%
AMETEK, Inc.	934,532	93,210,222
Emerson Electric Co.	1,435,682	109,485,109
		202,695,331
Industrial Conglomerates - 9.3%
Industrial Conglomerates - 9.3%
Carlisle Companies, Inc.	320,978	51,947,080
General Electric Co.	1,611,100	17,979,876
Honeywell International, Inc.	585,613	103,653,501
		173,580,457
Machinery - 25.1%
Construction Machinery & Heavy Trucks - 5.6%
Caterpillar, Inc.	707,483	104,481,089
Industrial Machinery - 19.5%
Flowserve Corp.	957,258	47,642,731
Fortive Corp.	1,325,594	101,262,126
Gardner Denver Holdings, Inc. (a)	1,429,102	52,419,461
IDEX Corp.	330,571	56,858,212
Ingersoll-Rand PLC	795,610	105,752,481
		363,935,011

TOTAL MACHINERY		468,416,100

Professional Services - 4.2%
Research & Consulting Services - 4.2%
IHS Markit Ltd. (a)	475,554	35,832,994
TransUnion Holding Co., Inc.	502,795	43,044,280
		78,877,274
Road & Rail - 14.0%
Railroads - 8.5%
CSX Corp.	991,826	71,768,529
Union Pacific Corp.	486,916	88,029,544
		159,798,073
Trucking - 5.5%
Landstar System, Inc.	292,685	33,328,041
Old Dominion Freight Lines, Inc.	319,389	60,613,644
Schneider National, Inc. Class B	380,800	8,309,056
		102,250,741

TOTAL ROAD & RAIL		262,048,814

Trading Companies & Distributors - 2.2%
Trading Companies & Distributors - 2.2%
HD Supply Holdings, Inc. (a)	1,023,139	41,150,651
TOTAL COMMON STOCKS
(Cost $1,400,668,830)		1,825,149,517

Money Market Funds - 2.2%
Fidelity Cash Central Fund 1.58% (b)
(Cost $40,509,254)	40,501,254	40,509,354
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $1,441,178,084)		1,865,658,871
NET OTHER ASSETS (LIABILITIES) - 0.1%		2,336,160
NET ASSETS - 100%		$1,867,995,031

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$111,717
Fidelity Securities Lending Cash Central Fund	2,659
Total	$114,376

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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